UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:(508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 3, 2009, the Registrant issued a press release announcing that it purchased the renewal rights to the non-specialty Commercial Lines business of OneBeacon Insurance Group, Ltd. In consideration for such renewal rights, the Registrant paid $23.25 million and will pay an additional 10% for premiums renewed above $200 million. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit 99.1	Press Release, dated December 3, 2009, announcing entrance into a Renewal Rights and Asset Purchase Agreement with OneBeacon Insurance Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: December 8, 2009	By:	/s/ Eugene M. Bullis
Eugene M. Bullis
Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Exhibit Index

Exhibit 99.1	Press Release, dated December 3, 2009, announcing entrance into a Renewal Rights and Asset Purchase Agreement with OneBeacon Insurance Group.